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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Celldex Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CELLDEX THERAPEUTICS, INC.
Perryville III Building
53 Frontage Road, Suite 220
Hampton, NJ 08827

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 10, 2015

To the Stockholders of
Celldex Therapeutics, Inc.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Celldex Therapeutics, Inc. (the "Company" or "we" or "us") will be held at the Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, on June 10, 2015 beginning at 9:00 a.m. local time. At the meeting, stockholders will act on the following matters to:

  •
  elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

  •
  ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015;

  •
  approve the amendment and restatement of our 2008 Stock Option and Incentive Plan, including an increase in the number of shares reserved for issuance under the Plan;

  •
  approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement; and

  •
  address any other matters that may properly come before the meeting.

        Only stockholders of record at the close of business on April 22, 2015 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

        Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors
Avery W. Catlin Chief Financial Officer and Secretary

April 27, 2015
Hampton, NJ

CELLDEX THERAPEUTICS, INC.
Perryville III Building
53 Frontage Road, Suite 220
Hampton, NJ 08827

PROXY STATEMENT

        This proxy statement contains information related to the Annual Meeting of Stockholders to be held on June 10, 2015 at 9:00 a.m. local time, at the Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Celldex Therapeutics, Inc. The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 27, 2015.

        Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 10, 2015.

        Our proxy materials, including our Proxy Statement for the 2015 Annual Meeting, 2014 Annual Report to Stockholders (which contains our Annual Report on Form 10-K) and proxy card, are available on the Internet at www.proxyvote.com.

 ABOUT THE MEETING

Why are we calling this Annual Meeting?

        We are calling the Annual Meeting to seek the approval of our stockholders to:

  •
  elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

  •
  ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015;

  •
  approve the amendment and restatement of our 2008 Stock Option and Incentive Plan, including an increase in the number of shares reserved for issuance under the Plan;

  •
  approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement; and

  •
  address any other matters that may properly come before the meeting.

What are the Board's recommendations?

        Our Board of Directors recommends that you vote:

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  FOR the election of each of the seven director nominees;

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  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015;

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  FOR the approval of the amendment and restatement of our 2008 Stock Option and Incentive Plan, including an increase the number of shares reserved for issuance under the Plan; and

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  FOR an advisory vote on the compensation of the named executive officers as described in this proxy statement.

Who is entitled to vote at the meeting?

        Only stockholders of record at the close of business on the record date, April 22, 2015, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon. As of the record date, we had 98,480,819 outstanding shares of common stock.

Who can attend the meeting?

        All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting. For security reasons, you must comply with our pre-registration requirements, you must present a form of government issued photograph identification on the day of the Annual Meeting and you must arrive at least thirty minutes prior to the meeting in order to attend the Annual Meeting. If you are a stockholder of record and plan to attend the Annual Meeting, please contact Kathy Reamer by email at kreamer@celldex.com or by phone at 908-200-7500 ext. 7508 to register to attend the Annual Meeting. If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must send a written request to attend either by regular mail or email, along with proof of share ownership, such as a bank or brokerage firm account statement, confirming ownership to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn: Kathy Reamer or kreamer@celldex.com. Attendance at the Annual Meeting will be limited to persons who pre-registered on or before June 5, 2015, who present a form of government-issued photograph identification on the day of the Annual Meeting, and who arrive by 8:30 am local time.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

        You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

        Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

        If you are a stockholder of record, to submit your proxy by telephone or via the Internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the Internet as instructed by your broker, bank or other nominee.

        If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

        You may revoke your proxy at any time before it is exercised by:

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  filing with the Secretary of the Company a notice of revocation;

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  sending in another duly executed proxy bearing a later date; or

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  attending the meeting and casting your vote in person.

        Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in "What vote is required to approve each proposal?" below.

What are "broker non-votes"?

        Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed "routine", such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called "broker non-votes."

        The election of directors (Proposal No. 1), the approval of the amendment and restatement of our 2008 Stock Option and Incentive Plan (Proposal No. 3) and the advisory vote on the compensation of our named executive officers (Proposal No. 4) are not considered to be "routine" matters and brokers are not permitted to vote on those matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. The ratification of our independent registered public accounting firm (Proposal No. 2) is considered to be a "routine" matter, and hence your brokerage firm will be able to vote on Proposal No. 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

        Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for the purpose of determining the number of votes cast and will therefore not have any effect with respect to any of the proposals.

What vote is required to approve each proposal?

        Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

        Assuming that a quorum is present, the following votes will be required:

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  With respect to the election of directors (Proposal No. 1), each nominee presented in Proposal 1 must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. If the number of votes "For" a nominee exceeds the number of votes "Withheld" (among votes properly cast in person or by proxy), then the nominee will be elected.

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  With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2), approval will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

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  With respect to the approval of the amendment and restatement of our 2008 Stock Option and Incentive Plan (Proposal No. 3), approval will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

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  With respect to the advisory vote on the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 4), approval will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

        Holders of the common stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the meeting.

How are we soliciting this proxy?

        We are soliciting this proxy on behalf of our Board of Directors by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

 PROPOSAL 1: TO ELECT SEVEN DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING
AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY
ELECTED AND QUALIFIED

(Proposal No. 1)

        At the Annual Meeting, seven directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

        It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board of Directors. In accordance with our by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of common stock present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the seven nominees named below.

Nominees for Election

        The persons listed below are our current directors and have been nominated for re-election (the "Director Nominees") to fill the seven director positions to be elected by the holders of the common stock.

Directors	Age	Year First Became Director
Larry Ellberger (Chairman of the Board)	67	2003
Anthony S. Marucci (Chief Executive Officer)	53	2008
Herbert J. Conrad	82	2008
George O. Elston	50	2008
Harry H. Penner, Jr.	69	1997
Karen L. Shoos	61	2001
Richard A. van den Broek	49	2014

        The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to Celldex by each Director Nominee.

Director Nominees

        Larry Ellberger was appointed Chairman of the Board of Directors in September 2009 and has been a director of Celldex since August 2003. Mr. Ellberger was formerly Chairman of the Board of Omrix BioPharmaceuticals, Inc. until its acquisition by Johnson & Johnson in 2008. From 2003 to July 2012, Mr. Ellberger was Founding Partner of HVA, Inc. a consulting firm specializing in business development, product acquisition and licensing, and mergers and acquisitions for pharmaceutical, biotechnology, drug delivery, and medical device companies. From October 2005 to May 2006, Mr. Ellberger was Interim Chief Executive Officer of PDI, Inc., a provider of sales and marketing services to the biopharmaceutical industry. Previously, he was a member of the Board of Directors of PDI and Chairman of the Audit Committee. From 2000 to 2003, Mr. Ellberger was Senior Vice

President of Powderject PLC, a U.K. vaccine company. He was also a member of the Board of Directors of Powderject. From 1995 to 1999, Mr. Ellberger held several positions at W.R. Grace & Co. including Interim Chief Executive Officer, Chief Financial Officer and Senior Vice President, Strategic Planning and Development. From 1975 to 1995, Mr. Ellberger held numerous senior executive positions at American Cyanamid Company, serving the last four years as Vice President, Corporate Development. Mr. Ellberger currently serves on the Board of Directors and is a member of the Audit Committee of NeuroDerm, Ltd., a NASDAQ-listed Israeli biotech company. He is also a Director of The Jewish Children's Museum.

        Anthony S. Marucci was appointed as permanent President and Chief Executive Officer of Celldex in September 2008 and as a director of Celldex in December 2008. Since May 2003, Mr. Marucci has held a number of roles with Celldex, including a founder, Vice President, Chief Financial Officer, Treasurer and Secretary. In addition, he was Treasurer of Medarex, Inc. (now a part of Bristol Myers Squibb Co.) from December 1998 to March 2004. Mr. Marucci held a series of senior financial positions at Medarex from December 1998 to May 2003. Mr. Marucci is a member of the Board of Trustees of BioNJ Inc. and also served as its Treasurer through 2010. Mr. Marucci received his M.B.A. from Columbia University.

        Herbert J. Conrad became a director of Celldex in March 2008 upon consummation of the AVANT Merger. Mr. Conrad had been a director of Celldex Research since March 2004. Mr. Conrad was President of the U.S. Pharmaceuticals Division of Hoffmann-La Roche, Inc., a pharmaceutical company, from 1982 until his retirement in 1993. Mr. Conrad currently serves as Chairman of the Board of Matinas BioPharma, a publicly-held biopharmaceutical company and a director of TekmiraPharmacueticals Corporation, a publicly-held biopharmaceutical company. Mr. Conrad serves as an Advisor to the Seaver Autism Center at Mount Sinai Hospital. In addition to serving on the board of directors of privately held biotechnology companies, Mr. Conrad has served as Chairman of the Board of Directors of Pharmasset, Inc., GenVec, Inc. and Bone Care International, Inc. Mr. Conrad has also served as director of Savient Pharmaceuticals, Inc. and was a director and co-founder of Reliant Pharmaceuticals, Inc. He received B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University.

        George O. Elston became a director of Celldex in March 2008 upon consummation of the AVANT Merger. Mr. Elston had been a director of Celldex Research since March 2004. Since October 2014, Mr. Elston has been the Chief Financial Officer of Juniper Pharmaceuticals, Inc., a publicly-held specialty pharmaceutical company focused on products for women's health. Mr. Elston was previously the Senior Vice President and Chief Financial Officer of KBI Biopharma, Inc., a contract research firm to the biopharmaceutical industry, from February 2013 through September 2014. Mr. Elston has served as the managing partner of Chatham Street Partners, a strategic advisory firm to the Life Science industry since January 2010. From January 2008 to January 2010, Mr. Elston was Chief Financial Officer of Optherion, Inc., a privately held biopharmaceutical company. From May 2000 to September 2007, Mr. Elston held several senior executive roles at Elusys Therapeutics, Inc., a privately held biopharmaceutical company. Before joining Elusys, Mr. Elston was Chief Financial Officer of Trillium USA, Inc. Prior to Trillium, Mr. Elston was with C.R. Bard, Inc., an international manufacturer and distributor of medical devices, and with PricewaterhouseCoopers. Mr. Elston serves as a Trustee and is a member of the Audit and Nominating Committees of the Deutsche Bank DBX ETF Trust, a mutual fund trust. Mr. Elston received his B.B.A. in Public Accounting from Pace University and is a Certified Public Accountant.

        Harry H. Penner, Jr. has been a director of Celldex since January 1997 and was Chairman of AVANT prior to the consummation of the AVANT Merger. Mr. Penner has served as Chairman and Chief Executive Officer of Nascent BioScience, LLC, a firm engaged in the creation and development of new biotechnology companies since 2001. From 1993 to 2001, Mr. Penner was President, Chief Executive Officer and Vice Chairman of Neurogen Corporation. From 1985 to 1993, Mr. Penner was

an Executive Vice President of Novo Nordisk A/S, serving from 1988 to 1993 as Executive Vice President for North America and President, Novo Nordisk of North America, and from 1985 to 1988 as the company's Executive Vice President and General Counsel in Denmark. He has served as BioScience Advisor to the Governor and the State of Connecticut, as Co-Chairman of Connecticut United for Research Excellence, and as Chairman of the Connecticut Board of Governors of Higher Education and the Connecticut Technology Council. Mr. Penner is currently on the Board of Directors of New Haven Pharmaceuticals, Inc. (of which he is Executive Chairman), Prevention Pharmaceuticals, Inc., and Affinimark Technologies, Inc., all privately held companies of which he is a founder. In addition to having served on the board of directors of several public and privately held life science companies, Mr. Penner served on the Board of Directors and Audit Committee of Altus Pharmaceuticals, Inc. until October 2009. Mr. Penner received a B.A. from the University of Virginia, a J.D. from Fordham University, and an L.L.M. in International Law from New York University.

        Karen L. Shoos has been a director of Celldex since May 2001. Since May 2013, Ms. Shoos has been Principal Investigator, AABB International Technical Assistance. From October 1994 to May 2013, Ms. Shoos was Chief Executive Officer of AABB. AABB is a professional standards setting and accrediting organization in the fields of blood and cellular therapies. Prior to AABB, from 1984 to 1994, Ms. Shoos held senior positions at the American Red Cross, including Acting Senior Vice President, Biomedical Services (1993- 1994) and Secretary and General Counsel (1990-1993). Prior to the American Red Cross, Ms. Shoos was a lawyer in private practice. Ms. Shoos earned her B.A. from Yale University and her J.D. from Case Western Reserve University.

        Richard A. van den Broek has been a director of Celldex since December 2014. Mr. van den Broek has served as Managing Partner of HSMR Advisors, LLC, an investment fund focused on the biotechnology industry, since 2004. From 2000 through 2003, he served as a Partner of Cooper Hill Partners, LLC, an investment fund focused on the healthcare sector. Prior to working for Cooper Hill Partners, LLC, Mr. van den Broek had a 10-year career as a biotech analyst, starting at Oppenheimer & Co., then Merrill Lynch, and finally at Hambrecht & Quist, an investment bank focused on the technology and internet sectors. Mr. van den Broek currently serves on the Board of Directors of Pharmacyclics, Inc. (including the Audit, Compensation and Nominating Committees), a publicly-held drug development company, Response Genetics, Inc. (including the Compensation and Nominating Committees), a publicly-held diagnostics company, CogState Limited, an Australian listed company, and Special Diversified Opportunities, Inc. Mr. van den Broek graduated from Harvard University and is a Chartered Financial Analyst.

Family Relationships

        There are no family relationships among our Director Nominees, management and other key personnel.

The Board of Directors and Its Committees

Board of Directors

        We are currently managed by a seven member Board of Directors, a majority of whom are "independent" as that term is defined in the applicable NASDAQ listing standards. Other than Mr. Marucci, each of our directors is deemed "independent" as that term is defined in the applicable NASDAQ listing standards. Our Board of Directors met six times in 2014. Other than Timothy M. Shannon, a former member of our Board of Directors, each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served (during the periods for which the director served on such committee or committees). Our annual meeting of stockholders is generally held to coincide with one of the Board's regularly scheduled meetings. We do not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although our directors typically attend the annual meeting. Each of the then current directors attended the 2014 Annual Meeting of Stockholders.

Audit Committee

        The Board of Directors has established an Audit Committee currently consisting of George O. Elston, Chair, Larry Ellberger, and Harry H. Penner, Jr. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Each member of the Audit Committee is "independent" as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board has designated George O. Elston as an "audit committee financial expert," as defined under the applicable rules of the SEC and the applicable NASDAQ listing standards. The Audit Committee met six times during 2014. Our Board has adopted an Audit Committee Charter, which is available for viewing at www.celldex.com.

Compensation Committee

        The Board of Directors has established a Compensation Committee currently consisting of Karen L. Shoos, Chair, George O. Elston, Harry H. Penner, Jr. and Richard van den Broek. The primary function of the Compensation Committee is to assist the Board in the establishment of compensation for the Chief Executive Officer, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters. Each member of the Compensation Committee is "independent" as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. In 2014, the Compensation Committee engaged Radford, an Aon Hewitt Company, to provide guidance on various aspects of the company's executive compensation programs. The Compensation Committee has assessed the independence of Radford and concluded that no conflict of interests exists under applicable SEC rules. The Compensation Committee met five times during 2014. Our Board has adopted a Compensation Committee Charter, which is available for viewing at www.celldex.com.

Nominating and Corporate Governance Committee

        The Board of Directors has established a Nominating and Corporate Governance Committee currently consisting of Herbert J. Conrad, Chair, Karen L. Shoos and Richard van den Broek. The primary function of the Nominating and Corporate Governance Committee is to assist the Board in reviewing, investigating and addressing issues regarding Board composition, policy and structure; membership on Board committees; and other matters regarding our governance. Each member of the Nominating and Corporate Governance Committee is "independent" as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Nominating and Corporate Governance Committee met five times during 2014. Our Board has adopted a Nominating and Corporate Governance Charter, which is available for viewing at www.celldex.com.

Scientific Advisory Committee

        The Board of Directors had established a Scientific Advisory Committee consisting of Dr. Timothy Shannon, Chair. Following Dr. Shannon's resignation from our Board of Directors, we have disbanded this committee.

Director selection criteria

        The Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the appropriate mix of professional competencies, key attributes, skills and experiences required of board members to work together as a team to properly oversee our strategies and operations. The process followed by the Nominating and Corporate Governance Committee to evaluate any candidates whether identified or recommended by board members, management, members of the Nominating and Corporate Governance Committee, stockholders or other external sources, includes meetings from time to time to evaluate biographical information and background material relating to potential candidates to the Board and interviews of selected candidates by members of the Committee and the Board. All nominees must have, at a minimum, high personal and professional integrity, exceptional ability and judgment, and be effective in collectively serving the long-term interests of all stockholders, all as described above. Other qualifications that may be considered by the Committee are described in the Nominating and Corporate Governance Committee's Charter.

        All board members are expected to possess certain key attributes necessary to creating a functional board: high personal and professional ethics, integrity and values; practical wisdom and mature judgment; an inquisitive and objective perspective; professional experience at a policy-making level in business, government, education or medicine; time availability for in-person participation at board and committee meetings; and a commitment to representing the long-term interests of our stockholders. We look for directors with professional competencies that include senior management operational experience, accounting and finance capabilities, deep industry-related experience, biologic development and manufacturing expertise, business development leadership, medical and scientific proficiencies, and government and public policy experience.

        Each of our directors brings unique perspectives and experiences to the Board of Directors and contributes in guiding and directing our strategies to meet our business objectives and to provide value to our stockholders. For example, Messrs. Conrad, Ellberger, Marucci, Penner, and Ms. Shoos have all either currently or formerly been chief executive officers of life sciences or healthcare-related companies and have experienced the challenges of such a position. Messrs. Ellberger, Elston and Marucci have all formerly been chief financial and chief corporate development officers at pharmaceutical and life sciences companies and have completed a significant number of financing and business development transactions. Ms. Shoos has experience in the highly regulated blood supply sector which is similar to our regulated biologics industry. Mr. Penner has been the chief legal officer at a large public pharmaceutical company and for that company and for life sciences companies has completed a significant number of financing and business development transactions. Messrs. Conrad, Ellberger and van den Broek have many years of experience on the boards of directors of larger public pharmaceutical and life sciences companies. Mr. van den Broek also has many years of experience as a biotechnology analyst at multiple investment banks.

        Independence also is an important selection criterion for nomination to our Board. Independent directors should be free of any relationship with us, our management, other directors or other parties that may impair, or appear to impair, the director's ability to make independent judgments. Independent directors must satisfy the criteria for independence established by NASDAQ. Currently all of our directors are independent except for our Chief Executive Officer, Mr. Marucci.

        Additionally, all board members are expected to act in our best interests and the best interests of our stockholders and to avoid any conflicts of interest in accordance with our Code of Business Conduct and Ethics. In selecting director nominees, the Nominating and Corporate Governance Committee seeks individuals who are free from conflicts of interest.

        Finally, candidates should be enthusiastic and excited about their service on our Board and working collaboratively with existing board members to create value for all of our stockholders.

Stockholder nominations for directorships

        Stockholders may propose a potential director candidate for consideration by the Nominating and Corporate Governance Committee by submitting their names and background to the Secretary of Celldex at Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and consider only such recommendations if appropriate biographical and other information is provided, as described below, on a timely basis. All security holder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the date on which our proxy statement is released to stockholders in connection with our annual meeting, and must include the following information:

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  the name and address of record of the security holder;

  •
  a representation that the security holder is a record holder of our securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

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  the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

  •
  a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating and Corporate Governance Committee's written charter;

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  a description of any arrangements or understandings between the security holder and the proposed director candidate; and

  •
  the consent of the proposed director candidate to be named in the proxy statement relating to our annual meeting of stockholders and to serve as a director if elected at such annual meeting.

        Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or other persons, as described above and as set forth in its written charter.

Board Leadership Structure

        The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Nominating and Corporate Governance Committee considers the Board's leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of the Company's operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate. Mr. Marucci, our Chief Executive Officer, is a member of our Board. Mr. Ellberger, an independent director, serves as Chairman of the Board. The Board believes that its current leadership structure provides independent board leadership, engagement, and oversight.

        In addition, our independent committee chairs are responsible for leading committee meetings, determining committee meeting schedules, agenda and information flow, and reporting to the full Board on the committee's actions and areas of responsibilities.

Risk Oversight

        Our management is responsible for assessing and managing risk and the Board of Directors oversees and reviews certain aspects of our risk management processes. The Board of Directors is involved in risk oversight through direct decision- making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. The Board is responsible for overseeing risks related to our overall operations and strategy, including, among others, product development, potential asset acquisitions, financial reporting, business continuity (including succession planning) and reputational risks faced by us.

        The committees of the Board execute their oversight responsibility for risk management as follows:

  •
  The Audit Committee is responsible for overseeing our internal financial and accounting controls and the work performed by the independent registered public accounting firm. As part of its oversight function, the Audit Committee regularly discusses with management and the independent registered public accounting firm our major financial and controls-related risk exposures and steps that management has taken to monitor and control such exposures. The Audit Committee also reviews our risk management insurance programs.

  •
  The Compensation Committee is responsible for overseeing risks related to our cash and equity-based compensation programs and practices. As part of its oversight function, the Compensation Committee periodically discusses with the President and Chief Executive Officer as well as the Board of Directors, as necessary, the compensation plan for both executive officers and the independent directors, performance goals and objectives for the period and related achievement, peer group and other relevant compensation benchmarks and practices and other matters to ensure our compensation practices are in our best interest and that of our shareholders.

  •
  The Nominating and Corporate Governance Committee is responsible for overseeing risks related to the composition and structure of the Board of Directors and its committees and our corporate governance. In this regard, the Nominating and Corporate Governance Committee assesses the qualifications and independence of members of the Board, makes annual recommendations regarding Board and committee membership, and reviews any transactions between us and our officers, directors, affiliates of officers and directors or other related parties for conflicts of interest.

Corporate Governance Matters

        Upon the recommendation of our Nominating and Corporate Governance Committee, we adopted amended and restated by-laws to among other things replace with plurality voting standard with a majority voting standard for uncontested elections of directors and eliminate the mandatory retirement age for directors. As a result, beginning with this Annual Meeting, all director nominees in uncontested elections would be required to receive a number of "FOR" votes representing at least a majority of votes cast in the election. If such a director nominee fails to receive "FOR" votes representing at least a majority of votes cast and is an incumbent director, the by-laws would require the director to promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating and Corporate Governance Committee of the Board would then be charged with making a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. In contested elections, where the number of nominees exceeds the number of directors to be elected, the plurality voting standard would continue to apply.

        In addition, upon the recommendation of our Nominating and Corporate Governance Committee, we adopted corporate governance guidelines in April 2014. A copy of our corporate governance guidelines has been posted to our corporate website.

Stockholder Communications

        The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Celldex is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board of Directors as he considers appropriate.

        Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board of Directors to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board of Directors than communications regarding personal grievances, ordinary business matters, and matters as to which Celldex tends to receive repetitive or duplicative communications.

        Stockholders who wish to send communications to the Board of Directors should address such communications to: The Board of Directors, Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attention: Secretary.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics is publicly available on our website at www.celldex.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our Directors or Executive Officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

Executive Officers

        The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position and Office
Anthony S. Marucci	53	President, Chief Executive Officer and Director
Avery W. Catlin	67	Senior Vice President, Chief Financial Officer and Secretary
Thomas Davis, M.D.	51	Executive Vice President and Chief Medical Officer
Tibor Keler, Ph.D.	56	Executive Vice President and Chief Scientific Officer
Ronald Pepin, Ph.D.	59	Senior Vice President and Chief Business Officer

        Anthony S. Marucci was appointed as permanent President and Chief Executive Officer of Celldex in September 2008 and as a director of the Company in December 2008. See Mr. Marucci's biography under Director Nominees above.

        Avery W. Catlin joined Celldex in January 2000. Mr. Catlin has more than 25 years of financial and business expertise in the biotechnology and medical device industries. Prior to joining Celldex, he served as Vice President, Operations and Finance, and Chief Financial Officer of Endogen, Inc., a public life science research products company, from 1996 to 1999. From 1992 to 1996, Mr. Catlin held various financial positions at Repligen Corporation, a public biopharmaceutical company, serving the last two years as Chief Financial Officer. Earlier in his career, Mr. Catlin held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company. Mr. Catlin currently serves on the Board of Directors of Corbus Pharmaceuticals Holdings Inc., a publicly-held biopharmaceuticals company, and is Chair of the Audit Committee. Mr. Catlin received his B.A. degree from the University of Virginia and his M.B.A. from Babson College and is a Certified Public Accountant.

        Thomas Davis, M.D. became Executive Vice President and Chief Medical Officer of Celldex in July 2014. Dr. Davis served as Senior Vice President and Chief Medical Officer of Celldex from March 2008 to July 2014 and as Vice President of Clinical Development and Chief Medical Officer of Celldex from April 2006 to March 2008. Prior to Celldex, Mr. Davis served as Chief Medical Officer at GenVec from July 2005 to April 2006. Dr. Davis was also Senior Director of Clinical Science at Medarex. He has supervised clinical efforts in adult hematologic malignancies and marrow transplantation and therapeutic antibodies at the Cancer Therapy Evaluation Program (CTEP) of the National Cancer Institute (NCI) and worked with Dr. Ron Levy on the development of rituximab and idiotype vaccines at Stanford University. Dr. Davis received his B.A. degree in Biophysics from Johns Hopkins University, his M.S. degree in Physiology from Georgetown University and his M.D. from Georgetown University School of Medicine.

        Tibor Keler, Ph.D. became Executive Vice President and Chief Scientific Officer of Celldex in July 2014. Since, May 2003, Dr. Keler has held a number of positions with Celldex, including a founder, Senior Vice President and Chief Scientific Officer of Celldex, from March 2008 to July 2014, and Vice President, Research and Discovery and Chief Scientific Officer, from May 2003 to March 2008. In addition, he was Senior Director of Preclinical Development and Principal Scientist at Medarex from September 1993 to March 2004. While at Medarex, he was responsible for the development of Celldex's technology and products, as well as for the preclinical development and testing of numerous Medarex products now in clinical trials. Dr. Keler received his Ph.D. in Microbiology from the University of Pennsylvania.

        Ronald Pepin, Ph.D. became Senior Vice President and Chief Business Officer of Celldex in July 2011. From June 2010 to April 2011, Dr. Pepin served as Vice President at Shire Pharmaceuticals. From August 2000 to December 2009, Dr. Pepin was Senior Vice President, Business Development at Medarex, Inc. Earlier in his career, Dr. Pepin was Executive Director of External Science and Technology at Bristol-Myers Squibb Company. Dr. Pepin received his B.A. from Tufts University and his Ph.D. in Genetics from Georgetown University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        Our Compensation Committee oversees and administers our executive compensation programs. The Committee's complete roles and responsibilities are set forth in the written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, www.celldex.com.

Overview

        Our executive compensation programs are designed to deliver compensation that is competitive with our peer group and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established goals and align the interests of our executives with our stockholders. We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve individual and/or corporate goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad based benefits program to create a competitive compensation package for our executive management team. We describe below our compensation philosophy, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and our other executive officers, who are collectively referred to as our Named Executive Officers.

        As a biopharmaceutical company focusing on the development of several immunotherapy technologies and preparing to transition to a fully-integrated biopharmaceutical company, we establish corporate goals that are designed to contribute to the development of our lead programs, rindopepimut and glembatumumab vedotin, to ensure that we manage our cash effectively and have sufficient funding to complete near term development activities for our lead drug candidates and to advance our commercialization planning activities and, where appropriate, to pursue partnerships and collaborations through which we can leverage the value of our drug candidates. We seek to link the financial interests of our Named Executive Officers to those of our stockholders by tying compensation to the achievement of these strategic corporate goals, which we believe will drive long-term stockholder value. Each year we establish corporate goals the achievement of which we believe are essential to the long-term success of our business.

        The Compensation Committee has adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of executive compensation of our peer group and the Radford Global Life Sciences Survey results. Executive compensation may be above or below the 50th percentile based on an executive's experience, scope of position, individual performance and company constraints. The Compensation Committee increased annual base salary for our existing executive officers by 3.0% to 6.5% in mid-2014, depending on the position.

        Our Compensation Committee reviewed our performance relative to our 2014 corporate goals and concluded that we had achieved at least 100% of our business and financial operations goals, particularly with respect to progress in our lead clinical programs—our rindopepimut (or Rintega®) and glembatumumab vedotin (or glemba) programs. Our Compensation Committee approved annual bonus payments for our executive officers, which resulted in a payout of 90.5% to 101.4% of our executive officers' 2014 bonus target, depending on the position. Further, stock options granted to our executive officers in 2014 have exercise prices equal to 100% of the fair value on the date of grant and vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter based on continued service. We believe that stock options structured in this manner encourage our executive officers to focus on increasing stockholder value and stock price appreciation over the long term and limit unnecessary risk taking behavior, while promoting retention.

        In 2014, we (i) ended the year with cash, cash equivalents and marketable securities of $201.0 million and (ii) accomplished the following significant clinical and operational milestones during the year:

  •
  In December 2014, enrollment was completed (n=745) in ACT IV, the Phase 3 registration study in newly diagnosed patients with GBM. ACT IV is the most comprehensive study conducted by a biotech company to date in this orphan disease and by far the largest study ever conducted in the EGFRvIII patient population. Interim analyses will be conducted by an independent Data Safety and Monitoring Board at 50 and 75% of events. The first interim analysis is expected in mid-2015.

  •
  In November 2014, positive interim data from the Phase 2 ReACT study in patients with recurrent GBM were presented in a platform presentation at the 19th Annual Meeting of the Society for Neuro-Oncology (SNO). Rintega plus Avastin was very well tolerated (dosing up to 30+ months). In bevacizumab-naïve patients treated with both Rintega and bevacizumab, a statistically significant overall survival (OS) benefit was reported (p=0.0208) with a hazard ratio of 0.47 (0.25, 0.91) in favor of the Rintega treated patients with early and consistent separation of the curves (median difference of 12.0 versus 8.8 months). Progression-free survival at six months (PFS-6) by investigator read was also positive with 27% of patients treated with Rintega still progression free compared to 11% of control patients (p=0.048). Final data is anticipated by mid-year and the Company intends to present this data at a peer-reviewed medical meeting in mid-year 2015.

  •
  In October 2014, the United States Patent and Trademark Office issued a registration mark for Rintega, the trade name for rindopepimut. Rintega is also a registered trademark in Canada, the European Union and Japan.

  •
  Patient enrollment has accelerated in the Company's Phase 2 randomized study (METRIC) of glemba in patients with metastatic triple negative breast cancers that overexpress gpNMB, a molecule associated with poor outcomes for triple negative breast cancer patients and the target of glemba. 97 sites are open to enrollment across the United States, Canada and Australia. In November 2014, the Company announced that the protocol was amended to align with current clinical practice, pursue approval in Europe and to improve enrollment. The FDA and central European regulatory authorities have since reviewed the revised protocol design and the Company continues to believe the METRIC study could support marketing approval in both the US and Europe dependent upon data review. Trial expansion into the European Union will be initiated mid-year. Based on current projections, enrollment will extend into 2016.

  •
  In December 2014, a Phase 2 study of glemba in metastatic melanoma was initiated and is open to enrollment.

  •
  In November 2014, the Company presented varlilumab (CDX-1127) data from the completed solid tumor and B cell malignancy dose escalation cohorts and the solid tumor expansion cohorts at the Society for the Immunotherapy of Cancer (SITC) Annual Meeting. The study continues to maintain a very favorable safety profile and proof of concept has been observed with strong biological activity and clinical benefit in selected patients.

  •
  In May 2014, Celldex entered into a clinical trial collaboration with Bristol-Myers Squibb Company (BMS) to evaluate the safety, tolerability and preliminary efficacy of Opdivo and varlilumab. This study, which is being conducted by Celldex, is open to enrollment.

  •
  In April 2014, Celldex published CDX-1401 Phase 1 results in Science Translational Medicine. CDX-1401 was well tolerated, demonstrated potent immune responses and 29% stable disease (median, 6.7 months). Data suggest that CDX-1401 may predispose patients to better response to checkpoint blockade; 6 of 8 patients that received checkpoint inhibitors as next therapy had significant clinical responses.

  •
  A pilot study of CDX-301 alone and in combination with Mozobil® in hematopoietic stem cell transplantation (HSCT) was initiated in September 2014 and is open to enrollment.

Independent Compensation Consultants

        The Compensation Committee believes that independent advice is important in developing Celldex's director and executive compensation programs and in 2014, 2013 and 2012 engaged Radford as its independent compensation consultant. In 2014 and 2012, Radford focused on executive compensation and in 2013, Radford focused on director compensation. Radford also provided advisory services in connection with the amendment and restatement of our 2008 Stock Option and Incentive Plan, which is described in detail in proposal no. 3 below. Radford reports directly to the Committee and provides guidance on trends in executive and non-employee director compensation, the development of specific executive compensation programs, the composition of the Company's compensation peer group and other matters as directed by the Committee. During 2014, 2013 and 2012, the Company paid Radford approximately $52,300, $15,400 and $49,100, respectively, in consulting fees directly related to these services. In 2014, 2013 and 2012, Radford did not provide any other services to Celldex.

Data Used to Make Compensation Determinations

        In making decisions regarding the compensation of our executive officers, the Compensation Committee generally considers compensation and survey data for similarly situated executives at a comparison group of companies it considers our peer group. These comparison data are primarily used to gauge the reasonableness and competitiveness of executive compensation decisions.

        We draw upon a pool of talent that is highly sought after by large and established pharmaceutical and biotechnology companies as well as by other development-stage life science companies, both within and outside our geographic areas. We believe that the compensation practices of our industry in general and of our select peer group in particular provide useful information to help us establish compensation practices that allow us to attract, retain, and motivate a highly talented executive team. We believe we must offer a compensation package to all of our officers and our other employees that is competitive with our peer group, as well as larger pharmaceutical and biotechnology companies from whom we frequently recruit. In addition, the comparator companies should be aligned with our current stage of development and have similar short and long-term growth objectives. In 2014, the Compensation Committee set the target level of total executive compensation, as well as the key elements of compensation, at the 50th percentile of our peer group, but then adjusted each of the elements based on an individual's performance and contribution to our strategic objectives. The Committee may need to adjust these levels in the future to attract or retain specific individuals.

        We review the levels of cash, equity, and total compensation for all comparable officers in our peer group relative to the elements of compensation paid to our officers. In considering how these data relate to our existing compensation structure, we take into account our size, stage of development, performance, and geographic location as compared to these peer companies, as well as what we know about the comparable scope of responsibilities of our officers versus those of comparable executives at such peer group companies. With the assistance of our compensation consultant, Radford, we used two primary market frames of reference (which we refer to as the "market") against which to compare our total executive compensation practices and levels and inform our decisions regarding compensation of our officers as follows:

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  Select Peer Group—A select group of national biotechnology companies at a similar stage of development as our company with similar headcount, market capitalization and in most cases, similar therapeutic targets, and

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  Radford Global Life Sciences Survey—A national survey of executive compensation levels and practices that covers approximately sixty executive positions in over 600 multinational life sciences organizations.

        We do not apply a specific weighting to either data source when making compensation comparisons. Instead, we develop competitive market guidelines using these data sources.

        We review our peer group each year to ensure continued relevance as we grow and develop and the Compensation Committee approves our peer group prior to its adoption. The select peer group as of May 2014 was analyzed and used to inform our decisions affecting executive compensation based on 2014 performance consisted of the following companies:

ACADIA Pharmaceuticals Inc.	Insys Therapeutics, Inc.
Aegerion Pharmaceuticals, Inc.	Keryx Biopharmaceuticals, Inc.
Alnylam Pharmaceuticals, Inc.	KYTHERA Biopharmaceuticals, Inc.
Anacor Pharmaceuticals, Inc.	Lexicon Pharmaceuticals, Inc.
Clovis Oncology, Inc.	Neurocrine Biosciences, Inc.
Dynavax Technologies Corporation	NPS Pharmaceuticals, Inc.
Endocyte, Inc.	Puma Biotechnology, Inc.
Exelixis, Inc.	Seattle Genetics, Inc.
Halozyme Therapeutics, Inc.	Synageva BioPharma Corp.
ImmunoGen, Inc.	Tesaro Inc.

        This peer group consisted of public companies in the biopharmaceutical industry with product candidates generally in late-stage development, annual revenues generally less than $100 million (average of $24.3 million), and market capitalization in the range of $300 million to $4.4 billion (average of $1,033 million). We believe that, as of May 2014, this list was representative of the companies with whom we generally compete for talent.

Administration and Objectives of Our Executive Compensation Program

        The Compensation Committee of the Board of Directors, which is comprised of independent, non-employee directors, is responsible for establishing and administering the policies governing the compensation of our employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of our strategic corporate goals and participation in our stock option program. The stock option grants are made in accordance with our 2008 Stock Option and Incentive Plan, as amended (the "2008 Plan"). The Compensation Committee is also responsible for the administration of our 2004 Employee Stock Purchase Plan, as amended (the "2004 Plan"), in which employees participate on a voluntary basis.

        Our Compensation Committee has designed our overall executive compensation program to achieve the following objectives:

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  attract and retain talented and experienced executives;

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  motivate and reward executives whose knowledge, skills and performance are critical to our success;

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  provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily towards performance-based rewards, based upon achievement of pre-determined goals;

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  ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

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  foster a shared commitment among executives by aligning our and their individual goals; and

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  compensate our executives to manage our business to meet our near- term and long-term objectives.

        We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve these objectives. We determine the percentage mix of compensation structures that we think is appropriate for each of our executive officers. In general, the Compensation Committee believes that a substantial percentage of the compensation of our executive officers should be performance based. The Compensation Committee uses its judgment and experience and the recommendations of the chief executive officer (except for his own compensation) to determine the appropriate mix of compensation for each individual.

        In determining whether to adjust the compensation of any of our Named Executive Officers, we annually take into account the changes, if any, in the following:

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  market compensation levels;

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  the contributions made by each executive officer;

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  the performance of each executive officer;

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  the increases or decreases in responsibilities and roles of each executive officer;

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  the business needs for each executive officer;

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  the relevance of each executive officer's experience to other potential employers; and

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  the readiness of each executive officer to assume a more significant role within the organization.

        In addition, with respect to new executive officers, we take into account their prior base salary and annual cash incentives, their expected contribution and our business needs. We believe that our executive officers should be fairly compensated each year relative to market pay levels within our industry.

Executive Compensation Components

        In order to both attract and retain experienced and qualified executives to manage us, the Compensation Committee's policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional incentive-based compensation through the payment of annual cash bonuses and the grant of stock-based incentive awards. This policy is designed to have a significant portion of each executive's total compensation be tied to our progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive's interest with those of our stockholders through equity incentive compensation.

        Our executive compensation program is primarily composed of base salary, annual incentive cash compensation payable on an annual basis and equity compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees, including medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan. Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in 2014 based on a number of factors including:

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  our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

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  the roles and responsibilities of our executives;

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  the individual experience and skills of, and expected contributions from, our executives;

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  the amounts of compensation being paid to our other executives; and

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  our executives' historical compensation.

        We discuss each of the primary elements of our executive compensation in detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

Base salary

        Each executive officer (except the chief executive officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the chief executive officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. We have historically established base salaries for each of our executives based on many factors, including average salary increases expected in the biotechnology industry in the Boston, Massachusetts and central New Jersey areas, competition in the marketplace to hire and retain executives, experiences of our Board members and leadership team with respect to salaries and compensation of executives in similarly situated companies in our industry and other similar industries, as well as additional factors which we believe enables us to hire and retain our leadership team in an extremely competitive environment. Our Compensation Committee annually reviews salary ranges and individual salaries for our executive officers. The Compensation Committee increased annual base salary for our executive officers by 3.0% to 6.5% in mid-2014, depending on the position. For 2013, the Compensation Committee increased annual base salary for our executive officers by 2.9% to 3.3%. For 2012, the Compensation Committee increased annual base salary by 2.0% to 2.8% for our executive officers.

Annual Performance-Based Cash Bonus

        We have designed our annual cash bonuses to reward our executive officers for their individual performance and their actual performance and contributions to our corporate goals for each year, as approved in advance by our Compensation Committee and Board of Directors. The corporate goals are allocated between specific product and financial performance targets. Achievement of our corporate goals was, in 2014, the primary factor considered by our Compensation Committee in determining the annual bonuses for our executive officers. However, the Compensation Committee retains discretion to adjust any individual bonus based on assessment of such individual's performance. Our performance-based bonus plan emphasizes the contributions of each of our executive officers to the achievement of our corporate goals.

        At the beginning of each calendar year, the Compensation Committee establishes annual corporate performance goals and target bonuses. In 2014 based on Radford's recommendation, the Compensation Committee established new target bonuses of 55% of base salary for Mr. Marucci, 40% of base salary for Dr. Keler, Mr. Catlin and Dr. Davis and 30% of base salary for Dr. Pepin. Corporate goals are proposed by management, reviewed and approved by the Compensation Committee and also approved by the Board of Directors on an annual basis. The Compensation Committee considers and assigns a relative weight to appropriately focus efforts on corporate goals that are intended to enhance shareholder value.

        The Compensation Committee reviewed the 2014 corporate goals at meetings held in January, May and December 2014, to gauge our levels of achievement and to assess whether the corporate goals approved earlier in the year remained relevant and complete. In December 2014, prior to approving 2014 incentive bonuses, the Compensation Committee evaluated our 2014 performance by assessing if, and the extent to which, we achieved or failed to achieve the corporate goals approved by the Board of Directors for 2014.

        Our corporate goals for 2014 and the level at which the Compensation Committee determined they were achieved are as follows:

	Corporate Goal	Relative Weight	2014 Achievement
(1)	Late Stage Development Activities:	45	100%
	Rintega (Rindopepimut) Development Activities
	• Complete accrual to the Phase 3 ACT IV pivotal registration study
	• Establish strong relationships with selected CMO partners and key suppliers for the production of rindopepimut commercial drug product
	• Report out preliminary results from the Phase 2 ReACT study in recurrent glioblastoma and define next clinical and regulatory activities
	Glembatumumab Vedotin (CDX-011) Development Activities
	• Open all sites in pivotal METRIC study and define clinical pharmacology requirements with FDA
	• Complete release of Phase 2 drug product and initiate CDX-011 Phase 2 studies in other indications
	• Complete tech transfer and scale up of antibody manufacture and conjugation at commercial scale and establish relationship with commercial scale CMO partners
(2)	Early Stage Development Activities:	20	100%
	Varlilumab (CDX-1127) Development Activities
	• Complete expansion portion of CDX-1127 Phase 1 study in solid tumors and hematologic cancers
	• Define strategies for combination studies of CDX-1127 with other assets
	• Complete manufacture of CDX-1127 drug product in our Fall River facility at 1000L scale for Phase 2 studies
	CDX-1401 Development Activities
	• Support 3rd party sponsored studies of CDX-1401
	• Complete manufacture of CDX-1401 drug product in Fall River
	CDX-301 Development Activities
	• Initiate pilot study of CDX-301 in HSCT +/– Mozobil
	• Support 3rd party sponsored studies of CDX-301
	CDX-014 or Other Product Candidate Development Activities
	• Complete manufacture of CDX-014 drug product for preclinical testing and human clinical development
(3)	Business and Financial Operations:	35	100%
	• Provide sufficient cash through either financings or partnerships and cost reductions to extend runway through 2016
	• Position the Company to complete a licensing transaction with respect to rindopepimut outside North America, CDX-011 and/or CDX-1127 in 2014, if appropriate
	• Advance commercialization planning for rindopepimut and CDX-011

	Totals:	100	100%

        Prior to the Compensation Committee's December 2014 meeting, Mr. Marucci reviewed in detail the performance of each executive officer, excluding himself, and considered such individual's contributions to our success in 2014. Mr. Marucci's bonus recommendations were based on such individual performance assessments and the fact that the Company achieved 100% of its pre-determined corporate goals in 2014 and each employee, including the executive officers, contributed to our success in achieving the 2014 corporate goals.

        The Compensation Committee discussed Mr. Marucci's recommendations for the Named Executive Officers and reviewed Mr. Marucci's performance for fiscal 2014. In particular, the Compensation Committee determined that our executive officers achieved their goals with respect to progress in our clinical programs, particularly our rindopepimut and glembatumumab vedotin programs, and to corporate development activities. Based on Mr. Marucci's recommendations for each of the Named Executive Officers, the Compensation Committee's review of Mr. Marucci's performance and the Compensation Committee's determination that 100% achievement of the corporate goals for 2014, the Compensation Committee determined that the annual cash incentives approved for each Named Executive Officer (including Mr. Marucci) should be set at 90.5% to 101.4% of the targets established for each Named Executive Officer, depending on the position.

        The Compensation Committee determined that annual incentive bonuses paid to the Named Executive Officers for 2014, were fair, reasonable and appropriate based on the factors described above.

Equity Compensation

        We also use stock options and equity-based incentive programs to attract, retain, motivate and reward our executive officers. Through our equity-based grants, we seek to align the interests of our executive officers with our stockholders, reward and motivate both near-term and long-term executive performance and provide an incentive for retention. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation have been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion.

        We have adopted an equity grant policy that formalizes how we grant equity awards by setting a regular schedule for granting equity awards in connection with the hiring or promotion of any of our employees, granting annual equity awards and granting equity awards to non-employee directors. Such policy also outlines grant approval requirements and specifies the vesting schedule and exercise prices for restricted stock units and stock option awards. We believe that this policy will mitigate the risk that issues or concerns would be raised in the future regarding the timing of grants of equity awards to our officers, directors and employees.

        All such grants to our Named Executive Officers are subject to prior approval by the Compensation Committee at a regularly scheduled meeting during the year. The date of grant and the fair market value of the award are based upon the date of the Compensation Committee meeting approving such grant. When granting equity-based awards, the Compensation Committee considers a number of factors in determining the amount of equity incentive awards, if any, to grant to our executives, including:

  •
  the existing levels of stock ownership among the executive officers relative to each other and to our employees as a whole;

  •
  previous grants of stock options to such executive officers;

  •
  vesting schedules of previously granted options;

  •
  the performance of the executives and their contributions to our overall performance;

  •
  an outside survey of stock option grants and restricted common stock awards in the biotechnology industry;

  •
  an internally prepared survey of similarly situated biotechnology companies' proxy statements;

  •
  personal knowledge of the Compensation Committee members regarding executive stock options and restricted common stock awards at comparable companies;

  •
  the financial statement impact of stock option awards on our results of operations; and

  •
  the amount and percentage of our total equity on a diluted basis held by our executives.

        Equity compensation awards to our Named Executive Officers primarily consist of stock option awards. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with us. Stock options are earned on the basis of continued service to us and generally vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter. All historical option grants were made at what our Compensation Committee and Board of Directors determined to be the fair market value of our shares of our common stock on the respective grant dates.

        On June 4, 2014, the Compensation Committee awarded stock options to all qualified employees, including stock options to purchase 280,000 shares, 116,500 shares, 116,500 shares, 92,000 shares and 92,000 shares of our common stock to each of Messrs. Marucci, Keler, Davis, Catlin and Pepin, respectively.

        On April 11, 2015, the Compensation Committee of the Board of Directors approved the amendment and restatement of the 2008 Plan, subject to approval at the Annual Meeting by our stockholders, including an increase in the number of shares reserved for issuance thereunder by 6,950,000 to 14,350,000 shares.

        The Board of Directors believes that the approval of the amendment and restatement of the 2008 Plan, including the increase in the number of shares reserved for issuance thereunder, is essential to our continued success. In particular, the Board of Directors believes that our employees are our most valuable assets and that the awards permitted under the 2008 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we operate. Such awards also are important to our ability to motivate our employees to achieve our goals. The proposed increase in the number of shares authorized for issuance under the 2008 Plan is intended to provide sufficient shares to fund anticipated equity awards for new and existing employees and independent contractors for up to three years.

Other Benefits

        We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan, in each case on the same basis as other employees. We provide a matching contribution under our 401(k) plan.

Employment Agreements and Post-Termination Compensation and Benefits

        We depend greatly on the intellectual capabilities and experience of our key executives. Our success is dependent on our ability to attract and retain highly skilled executives with significant experience in the biotechnology industry, particularly as we expand our activities in clinical trials, the regulatory approval process and sales and manufacturing. Therefore we entered into new employment agreements with our existing executives effective January 1, 2013.

        In general, each employment arrangement provides for cash severance, 100% acceleration of any unvested options, restricted stock and/or other equity awards and continuation of certain employee benefits in the event that an executive's employment is terminated without cause or is terminated by the executive for good reason within a one year period immediately following a change of control. The cash severance consists of a single lump sum payment equal to (i) twenty-four (24) times Executive's highest monthly base compensation paid hereunder during the preceding twenty-four month period, plus (ii) 150% (200%, in the case of Mr. Marucci) of the highest one- year Annual Bonus actually received by the Executive during the preceding two full fiscal years prior to the date of termination. We use a "double trigger" with respect to benefits that are to be provided in connection with a change of control. A change of control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause, death or disability or by the executive for good reason during the one year period immediately following the change of control. We believe a "double trigger" benefit maximizes shareholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk.

        In addition to the benefits that only accrue in connection with a change of control, our agreements with the Named Executive Officers provide for cash severance, 25% acceleration of unvested options, restricted stock and/or other equity awards and continuation of certain employee benefits if we terminate their employment with us without cause or they terminate their employment with us for good reason, as such terms are defined in the applicable agreement with the executive officer. The cash severance consists of a lump sum cash payment equal to 100% (200% in the case of Mr. Marucci) of the executive's then existing base salary. A further discussion of the terms and projected payments under each of these agreements is set forth below under the heading Potential Payments upon Termination of Employment or Change in Control.

Committee Consideration of the Company's 2014 Shareholder Advisory Vote on Executive Compensation

        At our 2014 Annual Meeting of Shareholders, approximately 98% of the shares voted at the meeting approved, on an advisory basis, the compensation of the Named Executive Officers. Given that a majority of the shares voted approved the 'say on pay' advisory proposal, the Committee did not implement specific changes and continued with its performance-based compensation philosophy and its balanced approach to various components of its compensation program. However, the Compensation Committee does monitor the results of the annual advisory 'say-on-pay' proposal and refers to such results as one of many factors considered in connection with the discharge of its responsibilities, although the Committee does not assign a quantitative weighting to any such factors.

        Our Board of Directors has determined that an advisory vote will be conducted on an annual basis.

Summary Compensation Table

        The following summary compensation table reflects certain information concerning compensation for services in all capacities awarded to, earned by or paid during the years ended December 31, 2014, 2013 and 2012 to each person who served as our Chief Executive Officer and Chief Financial Officer at

any time during the year ended December 31, 2014 and the three other executive officers employed by us as of December 31, 2014 (collectively, the "Named Executive Officers").

Name and Principal Position	Years	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Anthony S. Marucci	2014	520,879	293,234	—	2,431,856	—	—	64,937	3,310,906
President and Chief	2013	496,388	375,000	—	2,940,280	—	—	15,120	3,826,788
Executive Officer	2012	478,556	290,913	—	1,001,392	—	—	9,643	1,780,504
Avery W. Catlin	2014	317,017	102,097	—	799,038	—	—	5,717	1,223,869
Senior Vice President and	2013	307,735	130,000	—	945,090	—	—	5,767	1,388,592
Chief Financial Officer	2012	299,986	85,000	—	321,876	—	—	5,643	712,505
Thomas Davis, M.D.	2014	407,453	148,960	—	1,011,826	—	—	8,749	1,576,988
Executive Vice President	2013	389,404	200,000	—	1,207,615	—	—	8,364	1,805,383
and Chief Medical Officer	2012	378,120	155,182	—	411,286	—	—	7,407	951,995
Tibor Keler., Ph.D.	2014	384,517	158,500	—	1,011,826	—	—	3,763	1,558,606
Executive Vice President	2013	367,484	186,000	—	1,207,615	—	—	3,651	1,764,750
and Chief Scientific Officer	2012	356,835	162,924	—	411,286	—	—	3,627	934,672
Ronald Pepin, Ph.D.	2014	321,481	98,083	—	799,038	—	—	6,425	1,225,027
Senior Vice President and	2013	311,654	100,000	—	945,090	—	—	6,474	1,363,218
Chief Business Officer	2012	303,461	80,000	—	321,876	—	—	5,924	711,261

(1)
The amounts in the Bonus column include annual bonus amounts earned by each of our Named Executive Officers in 2014, 2013 and 2012.

(2)
The amounts in the Option Awards column reflect the dollar amounts for the aggregate grant date fair value of stock option awards made in fiscal years ended December 31, 2014, 2013 and 2012 for annual awards pursuant to the 2008 Plan.

(3)
The amounts listed in the All Other Compensation column includes our matching contribution to the 401(k) Savings Plan of each named executive officer and premiums paid for life insurance under our nondiscriminatory group plan for each named executive officer. In addition, Mr. Marucci's compensation includes (i) the annual premium of $2,550 in 2014, 2013 and 2012 for a $1,000,000 term life insurance policy, (ii) $4,747, $4,260 and $689 for the personal use of a Company car in 2014, 2013 and 2012, and (iii) tuition reimbursement of $49,266 in 2014 related to an executive master of healthcare leadership program.

Grants of Plan-Based Awards

        The following table provides information on stock options and stock awards granted in 2014 to each of our Named Executive Officers.

						All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Units (#)			Grant Date Fair Value of Stock and Option Awards ($)(2)
							Exercise or Base Price of Option Awards ($/Sh)(1)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Anthony S. Marucci	6/4/14					280,000	13.45	2,431,856
Avery W. Catlin	6/4/14					92,000	13.45	799,038
Thomas Davis, M.D.	6/4/14					116,500	13.45	1,011,826
Tibor Keler, Ph.D.	6/4/14					116,500	13.45	1,011,826
Ronald Pepin, Ph.D.	6/4/14					92,000	13.45	799,038

(1)
The exercise prices reflect the closing price of our common stock on the grant date.

(2)
The grant date fair value is generally the amount we would expense in our financial statements over the award's service period, but does not include a reduction for forfeitures.

 Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information regarding the stock option grants and stock awards to our Named Executive Officers at December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Anthony S. Marucci(1)	—	280,000		13.45	6/4/24
Anthony S. Marucci(1)	87,500	192,500		16.36	7/1/23
Anthony S. Marucci(1)	157,500	122,500		5.69	9/12/22
Anthony S. Marucci(1)	146,575	11,275		2.80	8/5/21
Anthony S. Marucci	164,000	—		4.50	1/21/20
Anthony S. Marucci	129,000	—		8.52	1/6/19
Anthony S. Marucci	254,243	—		8.16	3/7/18
Avery W. Catlin(1)	—	92,000		13.45	6/4/24
Avery W. Catlin(1)	28,125	61,875		16.36	7/1/23
Avery W. Catlin(1)	50,625	39,375		5.69	9/12/22
Avery W. Catlin(1)	65,000	15,000		2.80	8/5/21
Avery W. Catlin	80,000	—		4.50	1/21/20
Avery W. Catlin	61,000	—		8.52	1/6/19
Thomas Davis, M.D.(1)	—	116,500		13.45	6/4/24
Thomas Davis, M.D.(1)	35,937	79,063		16.36	7/1/23
Thomas Davis, M.D.(1)	64,687	50,313		5.69	9/12/22
Thomas Davis, M.D.(1)	84,906	19,594		2.80	8/5/21
Thomas Davis, M.D.	95,000	—		4.50	1/21/20
Thomas Davis, M.D.	76,400	—		8.52	1/6/19
Thomas Davis, M.D.	148,825	—		8.16	3/7/18
Tibor Keler, Ph.D.(1)	—	116,500		13.45	6/4/24
Tibor Keler, Ph.D.(1)	35,937	79,063		16.36	7/1/23
Tibor Keler, Ph.D.(1)	64,687	50,313		5.69	9/12/22
Tibor Keler, Ph.D.(1)	80,437	18,563		2.80	8/5/21
Tibor Keler, Ph.D.	90,000	—		4.50	1/21/20
Tibor Keler, Ph.D.	72,250	—		8.52	1/6/19
Tibor Keler, Ph.D.	254,243	—		8.16	3/7/18
Ronald Pepin, Ph.D.(1)	—	92,000		13.45	6/4/24
Ronald Pepin, Ph.D.(1)	28,125	61,875		16.36	7/1/23
Ronald Pepin, Ph.D.(1)	50,625	39,375		5.69	9/12/22
Ronald Pepin, Ph.D.(1)	81,250	18,750		3.52	7/1/21

(1)
25% of the options vest on the first anniversary of the grant date and the remainder vest quarterly (in equal amounts) over the subsequent 12 quarters.

 Option Exercises and Stock Vested

        The following table sets forth certain information regarding the number of option exercises in fiscal 2014 and the number of shares of stock issued under the 2008 Plan that vested in fiscal 2014 and the corresponding amounts realized by our Named Executive Officers.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anthony S. Marucci	—	—		—	—
Avery W. Catlin	10,000	$110,000	(1)	—	—
Thomas Davis, M.D.	—	—		—	—
Tibor Keler, Ph.D.	—	—		—	—
Ronald Pepin, Ph.D.	—	—		—	—

(1)
Represents the aggregate dollar amount realized by the named executive officer upon exercise of the options, calculated by determining the difference between the closing price on the date of exercise and the exercise price. These amounts do not correspond to the actual value received by the named executive officers.

Employment Agreements

        The terms and conditions of the employment agreements of Mr. Marucci, Mr. Catlin, Dr. Davis, Dr. Keler, and Dr. Pepin are governed by written employment contracts which became effective on January 1, 2013. The employment agreements provide, among other things, for:

  •
  annual base salary ($484,855 in the case of Mr. Marucci, $303,187 in the case of Mr. Catlin, $383,649 in the case of Mr. Davis, $362,053 in the case of Mr. Keler and $307,500 in the case of Mr. Pepin) or such greater amount as may from time to time be determined by the Board of Directors or the Compensation Committee thereof;

  •
  eligibility for an annual bonus with a defined bonus target (55% of base salary in the case of Mr. Marucci, 40% of base salary in the case of Mr. Catlin, 40% of base salary in the case of Mr. Davis, 40% of base salary in the case of Mr. Keler and 30% of base salary in the case of Mr. Pepin);

  •
  a lump sum severance payment equal to 100% (200% in the case of Mr. Marucci only) of the executive's then-existing annual base salary in the event that his employment is terminated without cause or he resigns "for good reason" (as defined in the employment agreement) and 25% accelerated vesting of any unvested equity awards; and

  •
  accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive's highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation "for good reason" by the executive within one year immediately following a change in control (as defined in the employment agreement).

        The employment agreements have an initial term through December 31, 2015 and shall automatically renew for additional one year terms unless either party gives ninety (90) days prior written notice of its intent not to renew. The Company may terminate the employment agreements without cause, on 90-days' prior notice, or for cause, subject to a 30-day cure period in certain circumstances.

 Pension Benefits

        None of our Named Executive Officers participate in qualified or nonqualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

        None of our Named Executive Officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments upon Termination of Employment or Change in Control

        Our Named Executive Officers have provisions in their employment agreements regarding severance upon certain termination events or acceleration of stock options in the event of our change of control or termination following a change of control. These severance and acceleration provisions are described in "Employment Agreements," and certain estimates of these change of control benefits are provided in the tables below.

        The following table describes the potential payments and benefits upon employment termination for our Named Executive Officers as if their employment had terminated as of December 31, 2014.

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason(1)	Termination by Celldex not for cause(1)	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(2)
Anthony S. Marucci
Base salary	$—	$1,066,304	$1,066,304	$—	$1,066,304
Bonus	—	—	—	—	750,000
Equity Awards Acceleration(3)	—	855,156	855,156	—	3,420,624
Continuation of Health Benefits	—	41,047	41,047	—	41,047

Total	$—	$1,962,507	$1,962,507	$—	$5,277,975

Avery W. Catlin
Base salary	$—	$322,440	$322,440	$—	$644,881
Bonus	—	—	—	—	195,000
Equity Awards Acceleration(3)	—	321,211	321,211	—	1,284,844
Continuation of Health Benefits	—	30,230	30,230	—	30,230

Total	$—	$673,881	$673,881	$—	$2,154,955

Thomas Davis, M.D.
Base salary	$—	$419,885	$419,885	$—	$839,769
Bonus	—	—	—	—	300,000
Equity Awards Acceleration(3)	—	410,822	410,822	—	1,643,288
Continuation of Health Benefits	—	41,047	41,047	—	41,047

Total	$—	$871,754	$871,754	$—	$2,824,104

Tibor Keler, Ph.D.
Base salary	$—	$396,251	$396,251	$—	$792,503
Bonus	—	—	—	—	279,000
Equity Awards Acceleration(3)	—	406,840	406,840	—	1,627,359
Continuation of Health Benefits	—	41,047	41,047	—	41,047

Total	$—	$844,138	$844,138	$—	$2,739,909

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason(1)	Termination by Celldex not for cause(1)	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(2)
Ronald Pepin, Ph.D.
Base salary	$—	$326,945	$326,945	$—	$653,889
Bonus	—	—	—	—	150,000
Equity Awards Acceleration(3)	—	332,320	332,320	—	1,329,281
Continuation of Health Benefits	—	41,047	41,047	—	41,047

Total	$—	$700,312	$700,312	$—	$2,174,217

(1)
Upon termination without cause or resignation for good reason, the employee is generally entitled to a lump sum payment equal to 100% (200% in the case of Mr. Marucci only) of the employee's then annual base salary, continuation of certain employee benefits and 25% accelerated vesting of any unvested equity awards.

(2)
The employee is generally entitled to accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive's highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation "for good reason" by the executive within one year immediately following a change in control (as defined in the employment agreement).

(3)
The value of each share subject to an option to purchase common stock that would be accelerated in the circumstances described above equals $18.25 per share (the closing price on the last trading day of 2014), minus the exercise price per share;

Director Compensation

        Directors who are not our employees are each entitled to receive a retainer fee of $50,000 each fiscal year ("Annual Retainer"). The Chairman of the Board is entitled to receive an annual retainer fee of $40,000 in addition to his or her Annual Retainer and any retainer for committee service. The Chairperson of each committee of the Board of Directors is entitled to receive an annual retainer fee of $30,000 in addition to his or her Annual Retainer. Each committee member (other than the Chairperson of a committee) will receive an annual retainer of $20,000 in addition to his or her Annual Retainer. Stipends and retainers are paid in advance on a quarterly basis. The Directors shall be reimbursed for necessary travel and business expenses as incurred but will not receive any additional fees for attending meetings or calls of the Board of Directors.

        New board members receive an initial stock option grant to purchase 8,000 shares of the Company's common stock upon joining the Board. All non-employee directors receive (i) an annual grant of 2,000 shares of restricted stock each year and (ii) an annual stock option grant to purchase 2,000 shares of the Company's common stock following the annual stockholders' meeting.

        As our new director, on December 17, 2014, the Board of Directors granted to Mr. van den Broek stock options to purchase 8,000 shares of our common stock, having a grant date of December 17, 2014, having an exercise price of $18.11 per share, and which was (i) granted pursuant to the 2008 Plan as a "Nonqualified Stock Option", as such term is defined in the 2008 Plan; and (ii) subject to a vesting schedule whereby 100% of the shares subject to the Option vest on the first anniversary date of grant (so long as the director remains a member of the Board as of such date). Also on December 17, 2014, the Board of Directors granted to Mr. van den Broek 2,000 shares of our common stock, having a grant date of December 17, 2014, and which was (i) granted pursuant to the 2008 Plan as "Restricted Stock", as such term is defined in the 2008 Plan; and (ii) subject to a vesting schedule whereby an equal number of the shares of common stock shall become vested and no longer be subject to risk of forfeiture on each of March 17, 2015, June 17, 2015, September 17, 2015 and December 17, 2015 (so long as the director remains a member of the Board as of such date).

        As of December 31, 2014, our non-employee directors had the following stock options outstanding: Larry Ellberger—16,000, Herbert J. Conrad—33,879, George O. Elston—33,879, Harry H. Penner, Jr.—16,000, Karen L. Shoos—16,000 and Richard van den Broek—8,000.

        The following table summarizes the annual compensation for our non- employee directors during 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Larry Ellberger	130,000	26,900	17,370	—	—	—	174,270
Herbert J. Conrad	80,000	26,900	17,370	—	—	—	124,270
George O. Elston	100,000	26,900	17,370	—	—	—	144,270
Harry H. Penner, Jr.	90,000	26,900	17,370	—	—	—	134,270
Timothy M. Shannon, M.D.(3)	63,778	13,450	8,686	—	—	—	85,914
Karen L. Shoos	100,000	26,900	17,370	—	—	—	144,270
Richard A. van den Broek(4)	18,500	36,210	91,480	—	—	—	146,190

(1)
The amounts in the Stock Awards column reflect the grant date fair value of restricted stock awards of 2,000 shares made in 2014 to each of our non-employee directors for awards pursuant to the 2008 Plan subject to a vesting schedule whereby an equal number of the shares of common stock shall become vested and no longer be subject to risk of forfeiture (so long as the director remains a member of the Board as of such date).

(2)
The amounts in the Option Awards column reflect the grant date fair value of stock option awards made in 2014 to each of our non-employee directors for awards pursuant to the 2008 Plan subject to a vesting schedule whereby an equal number of the shares of common stock shall become vested and no longer be subject to risk of forfeiture (so long as the director remains a member of the Board as of such date).

(3)
Dr. Shannon resigned as a director on December 17, 2014.

(4)
Mr. van den Broek was appointed as a director on December 17, 2014.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors is currently composed of the following four non-employee directors: Karen L. Shoos, Chair, George O. Elston, Harry H. Penner, Jr. and Richard van den Broek. None of these Compensation Committee members was an officer or employee of us during the year. No Compensation Committee interlocks between us and another entity existed.

 Risk Considerations

        We do not believe that our compensation practices and policies for our employees, including our executive officers, create risks or are likely to create risks that are reasonably likely to have a material adverse effect on our results of operations or financial condition. The Compensation Committee considered our strategic goals and operational practices and evaluated our incentive program design to assess whether these programs foster a business environment that might drive inappropriate decision-making or behavior. We are a biopharmaceutical company that is generating a pipeline of drug candidates to treat cancer and other difficult-to-treat diseases and do not yet generate earnings. While a significant portion of our executives' compensation is performance-based, we believe several features of our program mitigate inappropriate or excessive risk-taking that could harm shareholder value: we set performance goals that we believe are reasonable and set targets with payouts at multiple levels of performance, rather than an "all or nothing" approach. As discussed above in our Compensation Discussion and Analysis section we use a mix of performance goals in our annual and long-term incentive programs to align incentive compensation with a broad set of measures important to the creation of shareholder value.

 COMPENSATION COMMITTEE REPORT*

        Our Compensation Committee has reviewed the Compensation Discussion and Analysis with management and based on a review of the Compensation Discussion Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:
Karen L. Shoos, Chair
George O. Elston
Harry H. Penner, Jr.
Richard van den Broek

*
The foregoing report of the Compensation Committee is not to be deemed "filed" with the SEC (irrespective of any general incorporation language in any document filed with the SEC) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the SEC.

 REPORT OF THE AUDIT COMMITTEE*

        The undersigned members of the Audit Committee of the Board of Directors of Celldex submit this report in connection with the committee's review of the financial reports for the fiscal year ended December 31, 2014 as follows:

  1.
  The Audit Committee has reviewed and discussed with management the audited financial statements for Celldex for the fiscal year ended December 31, 2014.

  2.
  The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of Auditing Standard No. 16, Communications with Audit Committees. That Auditing Standard requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

  3.
  The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm, the auditors' independence from management and Celldex including the matters in the written disclosures and the letter from the independent auditors required by PCAOB rule 3526.

        In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Celldex's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Audit Committee:
George O. Elston, Chair
Larry Ellberger
Harry H. Penner, Jr.

*
The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be "filed" with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information as of April 15, 2015 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company's current directors; (ii) each of the Named Executive Officers; (iii) the current executive officers; (iv) all of the executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's common stock.

        For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC's rules, shares of the Company's common stock issuable under options that are exercisable on or within 60 days after April 15, 2015 ("Presently Exercisable Options") are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

        The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 98,480,632 shares of common stock outstanding as of April 15, 2015 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Business Address of Beneficial Owners*	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock(2)
5% Holders
FMR LLC 245 Summer Street Boston, MA 02210	13,438,365	(3)	13.6%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403-1906	9,570,072	(4)	9.7%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	6,304,877	(5)	6.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,405,353	(6)	5.5%
Directors and Executive Officers
Avery W. Catlin	364,859	(7)	**
Herbert J. Conrad	45,879	(8)	**
Thomas Davis, M.D.	585,060	(9)	**
Larry Ellberger	43,000	(10)	**
George O. Elston	45,879	(11)	**
Tibor Keler, Ph.D.	683,672	(12)	**
Anthony S. Marucci	1,145,236	(13)	1.2%
Harry H. Penner, Jr.	31,416	(14)	**
Ronald Pepin, Ph.D.	218,000	(15)	**
Karen L. Shoos	31,333	(16)	**
Richard A. van den Broek	215,500	(17)	**
All Directors and Executive Officers as a group (11 persons)	3,409,834	(18)	3.4%

*
Unless otherwise indicated, the address is c/o Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827.

**
Less than 1%.

(1)
Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2)
Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date.

(3)
Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2015 by FMR LLC ("FMR") reporting that FMR: (i) beneficially owned 13,438,365 shares; (ii) had the sole power to dispose or direct the disposition of 13,438,365 shares; and (iii) had the sole power to vote or to direct the vote of 1,350,713 shares. In addition, the Schedule 13G/A shows that the following entities beneficially own certain of the shares reported: FMR Co., Inc. (beneficially owns 5% or more), Pyramis Global Advisors Trust Company, and Pyramis Global Advisors, LLC. The Schedule 13G/A also shows that Edward C. Johnson 3d is a Director and the Chairman of FMR and Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the "Fidelity Funds"), advised by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, which power resides with the Fidelity Funds' Board of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees.

(4)
Based solely on information set forth in a Schedule 13G filed with the SEC by Franklin Resources, Inc. on February 9, 2015, reporting that Franklin Advisers, Inc. has the sole power to vote or direct the vote over 9,299,577 shares and has sole power to dispose or direct the disposition of 9,368,977 shares; Fiduciary Trust Company International has the sole power to vote or direct the vote over 37,100 shares and the sole power to dispose or direct the disposition of 37,100 shares; Franklin Templeton Investments (Asia) Ltd. has the sole power to vote or direct the vote over 1,318 shares and has the sole power to dispose or direct the disposition of 1,318 shares; and Franklin Templeton Portfolio Advisors, Inc. has the sole power to vote or direct the vote over 162,677 shares and has the sole power to dispose or to direct the disposition of 162,677 shares. The securities are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (each, an "Investment Management Subsidiary" and, collectively, the "Investment Management Subsidiaries") of Franklin Resources Inc. ("FRI"). The voting and investment powers held by Franklin Mutual Advisers, LLC ("FMA"), an indirect wholly-owned Investment Management Subsidiary, are exercised independently from FRI and from all other Investment Management Subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI, the Principal Shareholders and each of the Investment Management Subsidiaries believe that they are not acting as a "group" and that the shares held by each other need not be aggregated for purposes of Section 13(d).

(5)
Based solely on information set forth in a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 29, 2015 reporting sole power to vote or direct the vote over 6,112,641 and the sole power to dispose or to direct the disposition of 6,304,877 shares.

(6)
Based solely on information set forth in a Schedule 13G/A filed with the SEC by The Vanguard Group on February 10, 2015, reporting sole power to vote or direct the vote over 118,201 shares, sole power to dispose or to direct the disposition of 5,293,552 shares and shared dispositive power over 111,801 shares. The shares reported include 111,801 shares held by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. and 6,400 shares held by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc.

(7)
Includes 340,250 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(8)
Includes 33,879 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(9)
Includes 576,692 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(10)
Includes 16,000 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(11)
Includes 33,879 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(12)
Includes 667,804 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(13)
Includes 1,101,368 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(14)
Includes 16,000 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(15)
Includes 218,000 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(16)
Includes 16,000 shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(17)
Includes no shares of common stock underlying options which are or may be exercisable as of April 15, 2015 or 60 days after such date.

(18)
Please refer to footnotes 7 - 17.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Celldex's directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2014, all reports required to be filed under Section 16(a) were filed on a timely basis.

Transactions with Related Persons

        It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with Celldex's business interest. This policy is included in our Code of Business Conduct and Ethics. All directors and officers of Celldex complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. Our Audit Committee's procedures for reviewing related party transactions are not in writing. In fiscal 2014, there were no related party transactions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE ELECTION OF THE DIRECTOR NOMINEES

 PROPOSAL 2: RATIFY THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015

(Proposal No. 2)

        The Audit Committee has reappointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2015, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting of Stockholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

        The following table summarizes the fees for professional services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2014	2013
	(In thousands)
Audit Fees	$517	$585
Audit-Related Fees	—	—
Tax Fees	43	10
All Other Fees	177	190

Total Fees	$737	$785

Audit Fees

        Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements and of our internal control over financial reporting, the review of our quarterly financial statements included in our Forms 10-Q, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our common stock and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees

        Audit-related fees are for assurance and other activities not explicitly related to the audit of our financial statements.

Tax Fees

        Tax fees are associated with tax compliance and tax planning related activities.

All Other Fees

        All other fees consist of fees relating to the preimplementation assessment of an upgrade to an enterprise resource planning system and accounting research tool.

        The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to Celldex by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for Celldex if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

        The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining PricewaterhouseCoopers, LLP's independence and has determined that such services for fiscal years 2014 and 2013 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

        The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants' communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audit financial statements be included in our annual report of Form 10-K.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED
2008 STOCK OPTION AND INCENTIVE PLAN

(Proposal No. 3)

        Stockholders are requested in this Proposal 3 to approve the amendment and restatement of our 2008 Stock Option and Incentive Plan, as amended (the "2008 Plan"). The general purpose of our 2008 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Our Board believes that the 2008 Plan advances our interests by enhancing our ability to (a) attract and retain employees, officers, non-employee directors and other individual service providers, (b) provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries, and (c) reward such persons for these efforts.

        As discussed below, approval of the amendment and restatement of our 2008 Plan is intended, among other things, to ensure that we have sufficient shares reserved for issuance under the 2008 Plan to provide incentives to our participant base. We expect that we will use approximately 1,800,000 to 2,500,000 shares each year to issue equity awards to attract new hires and retain existing employees. We are asking to increase the option pool so that we have sufficient shares available new and existing employees and independent contractors for the next three years.

        On April 17, 2015, our Board approved the amendment and restatement of the 2008 Plan, and directed that the amended and restated 2008 Plan be submitted to the stockholders for approval at the Annual Meeting. If the amendment and restatement of the 2008 Plan is approved at the Annual Meeting, key changes to the 2008 Plan include the following:

  •
  the number of shares of our common stock available for issuance under the 2008 Plan will be increased by 6,950,000 shares (to an aggregate of 14,350,000 shares) and certain changes will be made to the share counting rules for determining the number of shares available for issuance;

  •
  no participant may be granted, in any one calendar year, stock options or stock appreciation rights with respect to more than 2,000,000 shares in the aggregate, and, for awards intended to qualify for the exception for "qualified performance-based compensation" under Section 162(m) of the Code, the maximum number of shares payable to any one participant in respect of any one calendar year with respect to restricted stock awards, deferred stock awards or performance share awards will be 250,000 shares in the aggregate, and, for awards denominated in cash, the the maximum cash value payable to any participant in respect of any one calendar year will be $1,000,000;

  •
  the plan administrator will not be able to accelerate the vesting of any award except upon the grantee's death, the grantee's disability or a change of control or sale event;

  •
  outstanding equity awards will not become fully exerciseable or fully vested upon a change of control, if provision is made in connection with such change of control for the assumption or continuation by the successor entity of such outstanding equity awards, or the substitution of such outstanding awards with new awards of the successor entity or parent thereof; and

  •
  the expiration date of the 2008 Plan will be extended to June 9, 2025.

        If our stockholders do not approve the amendment and restatement of the 2008 Plan, we will continue to operate the 2008 Plan under its current provisions.

        The following is a summary of the principal features of the 2008 Plan, before and after it is amended and restated. This summary does not purport to be a complete description of all of the provisions of the 2008 Plan. It is qualified in its entirety by reference to the full text of the 2008 Plan. A copy of the 2008 Plan, as amended and restated, is attached to this Proxy Statement as Annexure A.

Summary of 2008 Plan (Prior to Amendment and Restatement)

        The 2008 Plan may be administered by the Board of Directors, or the compensation committee or similar committee of the Board of Directors (the "administrator"). The administrator, at its discretion, may grant a variety of stock incentive awards based on our Common Stock. Awards under the 2008 Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, restricted stock, deferred stock, cash-based awards, performance shares, unrestricted stock and dividend equivalent rights. These awards are described in greater detail below.

        The maximum number of shares of Common Stock that can be issued under the 2008 Plan is 7,400,000 shares, of which no more than 375,000 shares will be available for grants in the form of restricted stock, deferred stock, performance shares or unrestricted stock. Based solely upon the closing price of the Common Stock as reported by NASDAQ on April 15, 2015, the maximum aggregate market value of the securities to be issued under the 2008 Plan would be $207.7 million. The shares issued by Celldex under the 2008 Plan may be authorized but unissued shares, or shares reacquired by Celldex. To the extent that awards under the 2008 Plan are forfeited, canceled or otherwise terminated (other than by exercise), the shares of Common Stock represented by such awards may be the subject of subsequent awards under the 2008 Plan.

        For years, we have successfully used stock options to attract, retain and motivate employees in a highly competitive marketplace. Option grants have been given to a broad base of employees and named executive officers. We believe that our stock option program has been very successful over the years in motivating employees while enhancing shareholder value therefore it is very valuable to us that we be able to continue offering option grants.

        To ensure that certain awards under the 2008 Plan, including restricted stock, deferred stock, cash-based awards and performance shares, qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the 2008 Plan provides that the administrator may require that vesting or grants of such awards be conditioned on the satisfaction of performance criteria that may include any of the following: (i) our return on equity, assets, capital or investment, (ii) our pre-tax or after-tax profit levels or that of any subsidiary, division, operating unit or business segment, or any combination of the foregoing; (iii) cash flow, funds from operations, year-end cash and equivalents balance or similar measure; (iv) total shareholder return; (v) changes in the market price of our stock; (vi) sales or market share; (vii) earnings per share; (viii) partnerships, collaborations, joint ventures, alliances and similar arrangements involving us; (ix) mergers, acquisitions and business combinations of or by us; or (x) our rights to intellectual property and scientific discoveries. The administrator will select the particular performance criteria within 90 days following the commencement of a performance cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code). Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 250,000 shares of common stock in any performance cycle. For stock options or stock appreciation rights, no more than 333,333 shares may be granted to any one individual during any calendar year period.

        Plan Administration.    The 2008 Plan is administered by our board of directors or by the compensation committee or a similar committee of the board of directors. The administrator of the 2008 Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2008 Plan. The administrator may delegate to the Chief Executive Officer the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and are not Covered Employees, provided that the administrator fixes the maximum number of shares that may be awarded and provides specific guidelines regarding such awards.

        Eligibility and Limitations on Grants.    All full-time and part-time officers, employees, non-employee directors and other key persons are eligible to participate in the 2008 Plan, subject to the discretion of the administrator.

        Stock Options.    The exercise price of stock options awarded under the 2008 Plan may not be less than the fair market value of the Common Stock on the date of the option grant, except that for a grant of an incentive stock option to any employee who is an owner of more than 10 percent of the voting power of Celldex, the exercise price of stock options awarded under the 2008 Plan may not be less than 110% of the fair market value of the Common Stock on the date of the option grant. The term of each stock option may not exceed 10 years from the date of grant, except that for a grant of an incentive stock option to any employee who is an owner of more than 10 percent of the voting power of Celldex the term of each stock option may not exceed 5 years from the date of grant. The administrator will determine at what time or times each option may be exercised.

        Stock Appreciation Rights.    The administrator may award a stock appreciation right either as a freestanding award or in tandem with a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine.

        Restricted Stock.    The administrator may award shares to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Celldex through a specified restricted period.

        Deferred Stock.    The administrator may award deferred stock units to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Celldex through a specified restricted period. At the end of the deferral period, the participants shall be paid, to the extent vested, in shares.

        Unrestricted Stock.    The administrator may grant (or sell at par value or for a higher purchase price determined by the Administrator) shares that are free from any restrictions under the 2008 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

        Cash-Based Awards.    The administrator may in its discretion grant awards entitling the grantee to receive cash-denominated payments and determine the terms and conditions of the cash-based award. Each cash-based award will specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator. Payment with respect to a cash-based award may be made in cash or stock, as the administrator determines.

        Performance Shares.    The administrator may grant performance share awards that entitle the recipient to acquire shares of Common Stock upon the attainment of specified performance goals. The administrator determines the performance goals, performance periods and other terms of any such awards.

        Dividend Equivalent Rights.    The administrator may award a dividend equivalent right either as a freestanding award or in tandem with another award under the 2008 Plan. The administrator may award dividend equivalent rights subject to such conditions and restrictions as the administrator may determine. Dividend equivalents credited to the holder may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents.

        Tax Withholding.    Participants in the 2008 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.

        Change of Control Provisions.    In the event of a merger, sale or dissolution of the Company, or a similar "sale event" (as defined in the 2008 Plan) and upon a "change in control" (as defined in the 2008 Plan) all outstanding awards under the 2008 Plan will terminate unless the parties to the transaction, in their discretion, provide for assumption, continuation or appropriate substitutions or adjustments of such awards. In addition, all stock options, stock appreciation rights and dividend equivalent rights will automatically become fully exercisable and all other awards with conditions and restrictions relating solely to the passage of time and continued employment or service will be fully vested and not forfeitable. Performance conditions other than the passage of time and continued employment or service with respect to outstanding stock awards will continue to apply as of the effective time of a change in control, except as may be otherwise provided in the relevant award agreement. In the event that the 2008 Plan will be terminated in connection with a sale event, each holder of an option or a stock appreciation right will be permitted to exercise such award for a specified period prior to the consummation of the sale event. The administrator may also provide for a cash payment with respect to outstanding options and stock appreciation rights in exchange for the cancellation of such awards.

        Amendments and Termination.    No awards of incentive stock options may be granted under the 2008 Plan after the 10-year anniversary of the date that the 2008 Plan is approved by the board of directors. No other awards may be granted under the 2008 Plan after the 10-year anniversary of the date that the 2008 Plan is approved by stockholders. In addition, the board of directors may amend or discontinue the 2008 Plan at any time, and the administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder's consent. Except in connection with a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or other similar transaction or change in our capital stock, the administrator may not, without obtaining stockholder approval, reprice or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding options with an exercise price above the current stock price in exchange for cash or securities. Additionally, stockholder approval will be required to amend the 2008 Plan if the administrator determines that this approval is required to ensure that incentive stock options qualify as such under the Code, or that compensation earned under awards qualifies as performance-based compensation under the Code or as required under the applicable securities exchange or market system rules.

Summary of Key Changes to the 2008 Plan (If Amendment and Restatement is Approved)

        If the amended and restated 2008 Plan is approved by our stockholders, the following key changes to the 2008 Plan will be implemented, except that no such amendment may adversely affect the rights under any outstanding award without the holder's consent:

        Plan Administration.    The administrator will only have the power and authority to accelerate the exercisability or vesting of an award upon a grantee's death, a grantee's "disability" (as defined in the 2008 Plan) or a "change of control" (as defined in the 2008 Plan) or "sale event" (as defined in the 2008 Plan).

        Section 162(m) Award Limits.    The 2008 Plan will limit grants to any one participant in any one calendar year to 2,000,000 shares of common stock for stock options or stock appreciation rights. For awards intended to qualify for the exception for "qualified performance-based compensation" under Section 162(m) of the Code, it will limit the number of shares payable to any one participant in respect of any one calendar year with respect to restricted stock awards, deferred stock awards or performance share awards to 250,000 shares in the aggregate, and will further limit the dollar value payable to any one participant in respect of any one calendar year on awards denominated in cash to $1,000,000.

        Available Shares.    The number of shares of our common stock available for issuance pursuant to the 2008 Plan will be increased by 6,950,000 to 14,350,000 shares of which no more than 500,000 shares will be available for grants in the form of restricted stock, deferred stock, performance shares or unrestricted stock.

        Share Counting.    For purposes of determining the aggregate number of shares of common stock that may be issued under the 2008 Plan, the following shares will be counted as issued and, therefore, may not be made subject to new awards under the 2008 Plan:

  •
  shares of common stock repurchased by us with option proceeds;

  •
  shares of common stock that are tendered (by either actual delivery or attestation) or withheld to either pay the exercise price of a stock option granted under the 2008 Plan or to satisfy tax withholding obligations associated with an award granted under the 2008 Plan; and

  •
  shares of common stock that are covered by stock appreciation rights to the extent that such stock appreciation rights are exercised and settled in shares of common stock, whether or not shares of common stock are actually issued to the grantee upon such exercise.

        Change of Control Provisions.    Upon the occurrence of a "change in control" (as defined in the 2008 Plan), all outstanding stock options, stock appreciation rights and dividend equivalent rights will not automatically become fully exercisable and all other outstanding awards with conditions and restrictions relating solely to the passage of time and continued employment or service will not be fully vested, if provision is made in connection with the change of control for the assumption or continuation by the successor entity of such outstanding equity awards, or the substitution of such outstanding awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.

        Expiration Date.    The 2008 Plan will remain available for the grant of new awards until June 9, 2025 (or April 16, 2025 with respect to incentive stock options).

Tax Aspects under the Code

        The following is a summary of the principal federal income tax consequences of certain transactions under the 2008 Plan. It does not describe all federal tax consequences under the 2008 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

        If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

        The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions

        As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2008 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2008 Plan is structured to allow grants to qualify as performance-based compensation.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2014 regarding shares of our common stock that may be issued under our existing equity compensation plans, including our 2008

Stock Option and Incentive Plan (the "2008 Plan") and our 2004 Employee Stock Purchase Plan (the "2004 ESPP Plan").

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options and rights(1)		Weighted Average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders(2)	7,015,350	(3)	$9.34	828,485	(4)

(1)
Does not include any Restricted Stock as such shares are already reflected in our outstanding shares.

(2)
Consists of the 2008 Plan, 2004 ESPP Plan, Celldex Research's 2005 Equity Incentive Plan and CuraGen's 2007 Stock Plan.

(3)
Does not include purchase rights accruing under the 2004 ESPP Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)
Includes shares available for future issuance under the 2008 Plan and the 2004 ESPP Plan.

New Plan Benefits

        Incentive awards under the 2008 Plan are subject to the discretion of the Compensation Committee. Therefore, it is generally not possible to determine the incentives awards that will be granted or awarded under the 2008 Plan in the future to any person or the incentive awards that would have been granted or awarded if the amendment and restatement of our 2008 Plan had been in effect in the year ended December 31, 2014. However, irrespective of whether the amendment and restatement of our 2008 Plan is approved, we expect to issue restricted stock and options to each of our non-employee directors following the annual meeting in accordance with our non-employee director compensation policy, which is described in more detail in the section titled "Director Compensation." Furthermore, information about awards granted in 2014 to our named executive officers can be found in the table under the heading "Grants of Plan-Based Awards" in the section titled "Executive Compensation."

Vote Required

        The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the amendment and restatement of our 2008 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL
OF THE AMENDMENT AND RESTATEMENT OF OUR 2008 STOCK OPTION AND INCENTIVE
PLAN.

 PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal No. 4)

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission's rules.

        As described in detail under the heading "Compensation of Executive Officers—Compensation Discussion and Analysis", our executive compensation programs are designed to retain and incentivize the high quality executives whose efforts are key to our long-term success. Under these programs, our Named Executive Officers are rewarded on the basis of individual and corporate performance measured against established corporate and strategic goals. Please read the section of this proxy statement under the heading "Compensation of Executive Officers—Compensation Discussion and Analysis" for additional details about our executive compensation programs, including information about the fiscal year 2014 compensation of our Named Executive Officers.

        The Compensation Committee of our Board of Directors continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

        We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote "FOR" the following resolution at the Annual Meeting:

          "RESOLVED, that the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure is hereby APPROVED."

        The say-on-pay vote is advisory, and therefore not binding on Celldex Therapeutics, the Compensation Committee or our Board of Directors. Nevertheless, our Board of Directors and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and, accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements.

        Stockholder approval of this Proposal No. 4 will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 4

 STOCKHOLDER PROPOSALS

Stockholder Proposals for 2016 Annual Meeting

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Celldex's proxy statement and form of proxy for our 2016 Annual Meeting must be received by Celldex on or before December 26, 2015 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Celldex Therapeutics. Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.

        Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder's notice shall be timely received by Celldex at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder's notice shall be timely if received by Celldex at our principal executive office not later than the close of business on the later of (1) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (2) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by Celldex. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Celldex Therapeutics. Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.

ANNUAL REPORT

        Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the Securities and Exchange Commission may be obtained without charge by writing to Corporate Secretary, Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 22, 2015. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

        Our audited financial statements for the fiscal year ended December 31, 2014 and certain other related financial and business information are contained in our 2014 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

 OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ AVERY W. CATLIN Secretary

Hampton, NJ
April 27, 2015

Annexure A

CELLDEX THERAPEUTICS, INC.

2008 STOCK OPTION AND INCENTIVE PLAN

as amended and restated effective as of [    •    ], 2015

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Celldex Therapeutics, Inc. 2008 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Celldex Therapeutics, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Agreement" means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Change of Control" is defined in Section 20.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Date of Grant" means the date on which an Award under the Plan is granted by the Administrator, or such later date as the Administrator may specify to be the effective date of an Award.

        "Deferred Stock Award" means an Award of phantom stock units to a grantee.

        "Disability" means a grantee being considered "disabled" within the meaning of Section 409A and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the amended and restated Plan is approved by stockholders as set forth in Section 22.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of a share of Stock shall be, as applied to a specific date (i) the closing price of a share of Stock as of the date of determination on the principal established stock exchange or national market system on which the Stock is then traded (or, if there is no trading in the Stock as of such date, the closing price of a share of Stock on the most recent date preceding the date of determination on which trades of the Stock were recorded), or (ii) if the shares of Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market as of the date of determination (or, if there are no closing bid and asked prices for the shares of Stock as of such date, the average of the closing bid and the asked prices for the shares of Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Stock as determined by the Administrator in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance-Based Award" means any Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees which may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations, year-end cash and equivalents balance or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share; (viii) partnerships, collaborations, joint ventures, alliances and similar arrangements involving the Company; (ix) mergers, acquisitions and business combinations of or by the Company; or (x) the Company's rights to intellectual property and scientific discoveries.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance

Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award.

        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

        "Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Administration of Plan.    The Plan shall be administered by the Administrator. To the extent advisable or otherwise required by applicable law, regulation or rule, it is intended that each member of the Administrator shall qualify as (i) a "non-employee director" under Rule 16b-3, (ii) an "outside director" under Section 162(m) of the Code and the regulations thereunder and (iii) an "independent director" under the rules of any national securities exchange on which the shares of Stock are then listed. If it is later determined that one or more members of the Administrator do not so qualify, actions taken by the Administrator shall be valid despite such failure to qualify.

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the individuals to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

           (v)  to accelerate the exercisability or vesting of all or any portion of any Award upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event;

          (vi)  subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

         (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Options.    Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        (d)    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award, the provisions applicable in the event employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        (e)    Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 14,350,000 shares, subject to adjustment as provided in Section 3(b) (the "Share Reserve"); provided that not more than 500,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards. For purposes of this limitation, the shares of Stock underlying the Awards granted under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares (i) tendered or withheld in payment of an Option, (ii) tendered or withheld to satisfy any tax withholding obligation or (iii) repurchased by the Company with Option proceeds, shall not revert to or be added back to the Share Reserve. Further, shares of Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Stock, and whether or not shares of Stock are actually issued to the grantee upon the exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee in one calendar year and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        (c)    Mergers and Other Transactions.    Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation by the successor entity of Awards theretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

        (a)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Date of Grant.

        (b)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Date of Grant.

        (c)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may accelerate the exercisability of all or any portion of any Stock Option upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (d)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

            (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

           (ii)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

          (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

  Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

          (iv)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

        (a)    Exercise Price of Stock Appreciation Rights.    The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the Date of Grant.

        (b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

        (c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    DEFERRED STOCK AWARDS

        (a)    Nature of Deferred Stock Awards.    The Administrator shall determine the restrictions and conditions applicable to each Deferred Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Deferred Stock Award granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Deferred Stock Award with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be settled in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

        (b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

        (c)    Rights as a Stockholder.    A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Deferred Stock Award; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

        (d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards.    The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.    PERFORMANCE SHARE AWARDS

        (a)    Nature of Performance Share Awards.    The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

        (b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        (a)    Performance-Based Awards.    Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Deferred Stock Award, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

        (b)    Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

        (c)    Payment of Performance-Based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-Based Award payable to any one Covered Employee under the Plan in respect of any calendar year is (i) 250,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) for a Performance-Based Award that is a Restricted Stock Award, Deferred Stock Award or Performance Share Award and (ii) $1,000,000 in value for a Performance-Based Award that is a Cash-Based Award. In the case of Performance Goals based on Performance Cycles beginning and ending in different calendar years, the number of shares of Stock or cash amount which is paid in respect of each calendar year during the Performance Cycle shall be determined by multiplying the total number of shares of Stock or cash amount, as applicable, paid for the Performance Cycle by a fraction, of which (i) the numerator is the number of days during the Performance Cycle in that particular calendar year, and (ii) the denominator is the total number of days during the Performance Cycle. The limitations in this Section 12(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code and the regulations thereunder.

SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

        (a)    Dividend Equivalent Rights.    A Dividend Equivalent Right may be granted hereunder to any grantee as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

        (b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.    TRANSFERABILITY OF AWARDS

        (a)    Transferability.    Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

        (b)    Administrator Action.    Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

        (c)    Family Member.    For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

        (d)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.    SECTION 409A AWARDS.

        To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Administrator in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Administrator, in its sole discretion, to not comply with the requirements of Section 409A or an exemption thereto, the Administrator shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Administrator deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a grantee, subject to the limitations, if any, of applicable law. To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any grantee by Section 409A or any damages for failing to comply with Section 409A.

SECTION 17.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

          (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall (a) adversely affect rights under any outstanding Award without the holder's consent or (b) except as provided in Section 3(b) or 3(c), without the prior approval of the Company's stockholders, (1) reduce the exercise price of or otherwise reprice, including through replacement grants, any outstanding Stock Option or Stock Appreciation Right or (2) cancel in exchange for, or otherwise exchange for, cash or other securities any outstanding Stock Option or Stock Appreciation Right with an exercise price at or above the then-current Fair Market Value of the Stock. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.    CHANGE OF CONTROL PROVISIONS

        Upon the occurrence of a Change of Control as defined in this Section 20:

          (a)   Unless provision is made in connection with the Change of Control for the assumption or continuation by the successor entity of Awards theretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree, each outstanding Stock Option, Stock Appreciation Right and Dividend Equivalent Right shall automatically become fully exercisable.

          (b)   Unless provision is made in connection with the Change of Control for the assumption or continuation by the successor entity of Awards theretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares as such parties shall agree, (i) conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award Agreement.

          (c)   "Change of Control" shall mean the occurrence of any one of the following events:

              (i)  any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

             (ii)  persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

            (iii)  the consummation of (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or

            (iv)  the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 21.    GENERAL PROVISIONS

        (a)    No Distribution.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        (b)    Delivery of Stock.    Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator). Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by

United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All shares of Stock delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

        (c)    Stockholder Rights.    Until Stock is deemed delivered in accordance with Section 21(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

        (d)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (e)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

        (f)    Forfeiture of Awards under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 22.    EFFECTIVE DATE OF PLAN

        This amended and restated Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the amended and restated Plan is approved by the Board.

SECTION 23.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

ADOPTION AND APPROVAL OF PLAN (AS AMENDED AND RESTATED):

Date Amended and Restated Plan Adopted by Board: April 17, 2015
Date Amended and Restated Plan Adopted by Stockholders/Effective Date: [    •    ], 2015

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000245884_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Larry Ellberger 02 Anthony S. Marucci 03 Herbert J. Conrad 04 George O. Elston 05 Harry H. Penner, Jr. 06 Karen L. Shoos 07 Richard A van den Broek CELLDEX THERAPEUTICS, INC. PERRYVILLE III BUILDING 53 FRONTAGE ROAD, SUITE 220 HAMPTON, NJ 08827 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015. 3 To approve the amendment and restatement of our 2008 Stock Option and Incentive Plan, including an increase in the number of shares reserved for issuance under the Plan. 4 To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement. NOTE: In their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000245884_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The The Notice & Proxy Statement and Annual Report on Form 10-K is/are available at www.proxyvote.com . CELLDEX THERAPEUTICS, INC. Annual Meeting of Stockholders June 10, 2015 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Avery W. Catlin and Anthony S. Marucci, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock of Celldex Therapeutics, Inc. held of record by the undersigned on April 22, 2015 at the Annual Meeting of Stockholders to be held at the Olde Mill Inn, 225 Route 202, Basking Ridge, NJ 07920, on June 10, 2015 at 9:00 a.m. local time, or at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

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ABOUT THE MEETING
PROPOSAL 1: TO ELECT SEVEN DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED (Proposal No. 1)
Compensation Discussion and Analysis
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Employment Agreements
Pension Benefits
Nonqualified Deferred Compensation
Potential Payments upon Termination of Employment or Change in Control
Director Compensation
Compensation Committee Interlocks and Insider Participation
Risk Considerations
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2: RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015 (Proposal No. 2)
PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED 2008 STOCK OPTION AND INCENTIVE PLAN (Proposal No. 3)
PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal No. 4)
STOCKHOLDER PROPOSALS
OTHER MATTERS